EXHIBIT 10.1

OMNIBUS AMENDMENT NO. 1

This Omnibus Amendment No. 1, dated as of December 15, 2017 (this “First Amendment”) is by and among DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the “SPV Canadian HoldCo”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Distributor”), and DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder” and together with the Master Issuer, the SPV Canadian HoldCo and the Domestic Distributor, the “Co-Issuers” and each a “Co-Issuer”), DOMINO’S PIZZA FRANCHISING LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Master Issuer (the “Domestic Franchisor”), DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC., a Delaware corporation and a wholly-owned subsidiary of the Master Issuer (the “International Franchisor”), DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC, a Nova Scotia unlimited company and a wholly-owned subsidiary of the SPV Canadian HoldCo (the “Canadian Distributor”), DOMINO’S RE LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Domestic Franchisor (the “Domestic Distribution Real Estate Holder”), DOMINO’S EQ LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Domestic Distributor (the “Domestic Distribution Equipment Holder”) and DOMINO’S SPV GUARANTOR LLC (the “SPV Guarantor” and together with the Domestic Franchisor, the International Franchisor, the Domestic Distribution Real Estate Holder, the Domestic Distribution Equipment Holder and the Canadian Distributor, the “Guarantors”), DOMINO’S PIZZA LLC, a Michigan limited liability company, as the manager (the “Manager”), the several commercial paper conduits listed on Schedule I of the Note Purchase Agreement (as defined below) as Conduit Investors (each, a “Conduit Investor” and, collectively, the “Conduit Investors”), the several financial institutions listed on Schedule I of the Note Purchase Agreement as Committed Note Purchasers (each, a “Committed Note Purchaser” and, collectively, the “Committed Note Purchasers”), for each Investor Group, the financial institution entitled to act on behalf of the Investor Group set forth opposite the name of such Investor Group on Schedule I of the Note Purchase Agreement as a Funding Agent and its permitted successors and assigns (each, the “Funding Agent” with respect to such Investor Group and, collectively, the “Funding Agents”), COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (“Rabobank”), as L/C Provider (the “L/C Provider”), Rabobank, as Swingline Lender (the “Swingline Lender”), and Rabobank, in its capacity as administrative agent for the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider and the Swingline Lender (together with its permitted successors and assigns in such capacity, the “Administrative Agent”). Each of the Co-Issuers, the Guarantors, the Managers, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender and the Administrative Agent may be referred to herein as a “Party” or collectively as the “Parties.” Capitalized terms used but not defined herein shall have the meanings given to them in the Note Purchase Agreement

PRELIMINARY STATEMENTS

WHEREAS, each of the Co-Issuers, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, and Rabobank, as L/C Provider, Swingline Lender and Administrative Agent is a party to that certain Class A-1 Note Purchase Agreement, dated as of June 12, 2017 (the “Note Purchase Agreement”); and

WHEREAS, each of the Co-Issuers, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, and Rabobank, as L/C Provider, Swingline Lender and Administrative Agent is a party to that certain Fee Letter, dated as of June 12, 2017 (the “Fee Letter” and, together with the Note Purchase Agreement, the “Agreements”); and

WHEREAS, the Parties desire to amend the Agreements to which they are a party in the manner set forth in this First Amendment and in accordance with Section 8.7(d)(iv) of Base Indenture (as defined in the Note Purchase Agreement) and Section 9.01 of the Note Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

ARTICLE I.

AMENDMENT

Section 1.1    Amendment.

(a)    Section 1.02 of the Note Purchase Agreement is hereby amended by deleting “1.80%” from the definition of “Base Rate” and replacing it with “1.50%”.

(b)    Section 1.02 of the Note Purchase Agreement is hereby amended by deleting “1.80%” from the definition of “CP Rate” and replacing it with “1.50%”.

(c)    Section 1.02 of the Note Purchase Agreement is hereby amended by deleting “1.80%” from the definition of “Eurodollar Rate” and replacing it with “1.50%”.

(d)    Section 3 of the Fee Letter is hereby amended by deleting “1.80% (180 bps)” and replacing it with “1.50% (150 bps)”.

Section 1.2    Effect of Amendment. Except as expressly set forth herein, this First Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in either Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 1.3    References. On and after the effective date of this First Amendment, each reference in each of the Agreements to “this Agreement”, “hereunder”, “hereof”, “herein” and words of similar import referring to any Agreement, and each reference in the other Transaction Documents to the “Class A-1 Note Purchase Agreement”, the “Class A-1 VFN Fee Letter”, “thereunder”, “thereof” or words of similar import referring to any Agreement or to the Fee Letter, shall mean a reference to the applicable Agreement or to the Fee Letter, as amended by and in accordance with this First Amendment.

ARTICLE II.

REPRESENTATIONS

Section 2.1    The Co-Issuers, the Guarantors and the Manager jointly and severally represent and warrant to the Administrative Agent and each Lender Party, in each case on the date hereof that it has duly authorized, executed and delivered this First Amendment and that this First Amendment constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law)).

Section 2.2    The Co-Issuers, the Guarantors and the Manager further jointly and severally represent and warrant to the Administrative Agent and each Lender Party, that, as of the date of this First Amendment: (a) each of the representations and warranties made by it pursuant to Article VI of the Note Purchase Agreement is true and correct as though made on and as of such date (except with respect to those representations and warranties that by their express terms relate solely to an earlier date) and (b) no event has occurred and is continuing that will constitute a Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default.

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ARTICLE III.

MISCELLANEOUS

Section 3.1    Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the applicable Agreement or Fee Letter.

Section 3.2    Headings. The section headings contained in this First Amendment are for reference purposes only and shall not affect the meaning or interpretation of this First Amendment.

Section 3.3    Amendment. No provision of this First Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 3.4    Counterparts. This First Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 3.5    Transaction Document. This First Amendment shall constitute a Related Document.

Section 3.6    Conditions to Effectiveness. This First Amendment shall become effective on December 15, 2017.

Section 3.7    GOVERNING LAW; CONFLICTS WITH INDENTURE. THIS FIRST AMENDMENT AND ALL MATTERS ARISING UNDER OR IN ANY MANNER RELATING TO THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW. IN THE EVENT OF ANY CONFLICTS BETWEEN THIS FIRST AMENDMENT AND THE INDENTURE, THE INDENTURE SHALL GOVERN.

Section 3.8    JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES HEREUNDER WITH RESPECT TO THIS FIRST AMENDMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS FIRST AMENDMENT, EACH PARTY HEREUNDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS FIRST AMENDMENT.

Section 3.9    WAIVER OF JURY TRIAL. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED

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HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS FIRST AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS FIRST AMENDMENT.

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IN WITNESS WHEREOF, the Parties have caused this First Amendment to be duly executed as of the date first above written.

DOMINO’S PIZZA MASTER ISSUER LLC as a Co-Issuer

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S PIZZA DISTRIBUTION LLC as a Co-Issuer

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S IP HOLDER LLC as a Co-Issuer

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S SPV CANADIAN HOLDING COMPANY INC. as a Co-Issuer

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S PIZZA FRANCHISING LLC, as a Guarantor

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC., as a Guarantor

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC, as a Guarantor

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S RE LLC, as a Guarantor

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S EQ LLC, as a Guarantor

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S SPV GUARANTOR LLC, as a Guarantor

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

DOMINO’S PIZZA INC. as Manager

By:	/s/ Michelle Hook
Name:	Michelle Hook
Title:	Treasurer

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH as Administrative Agent

By:	/s/ Mark Watchus
Name:	Mark Watchus
Title:	Managing Director

By:	/s/ Martin Snyder
Name:	Martin Snyder
Title:	Executive Director

[Signature Page to Amendment No. 1]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH as L/C Provider

By:	/s/ Mark Watchus
Name:	Mark Watchus
Title:	Managing Director

By:	/s/ Martin Snyder
Name:	Martin Snyder
Title:	Executive Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH as Swingline Lender

By:	/s/ Mark Watchus
Name:	Mark Watchus
Title:	Managing Director

By:	/s/ Martin Snyder
Name:	Martin Snyder
Title:	Executive Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Committed Note Purchaser

By:	/s/ Mark Watchus
Name:	Mark Watchus
Title:	Managing Director

By:	/s/ Martin Snyder
Name:	Martin Snyder
Title:	Executive Director

[Signature Page to Amendment No. 1]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a related Funding Agent

By:	/s/ Mark Watchus
Name:	Mark Watchus
Title:	Managing Director

By:	/s/ Martin Snyder
Name:	Martin Snyder
Title:	Executive Director

[Signature Page to Amendment No. 1]

BARCLAYS BANK PLC, as a Committed Note Purchaser

By:	/s/ Laura Spichiger
Name:	Laura Spichiger
Title:	Director

BARCLAYS BANK PLC, as a related Funding Agent

By:	/s/ Laura Spichiger
Name:	Laura Spichiger
Title:	Director